SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

March 1, 2004

WESTERN WATER COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-18756	33-0085833
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

102 Washington Ave., Point Richmond, California		94801
(Address of Principal Executive Offices)		(Zip Code)

(510) 234-7400
Registrant’s Telephone Number,
Including Area Code

N/A
Former Name or Former Address, if Changed Since Last Report

Item 5. Other Events and Regulation FD Disclosure.
SIGNATURE
Exhibits Index:
EXHIBIT 99.1

Item 5. Other Events and Regulation FD Disclosure.

On March 1, 2004, Western Water Company announced the resignation of three members of its Board of Directors and the election of two new Directors. The press release announcing to the changes in the members of the Board of Directors is filed as an exhibit to this Current Report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

WESTERN WATER COMPANY
Date: March 2, 2004	By:	/S/ MICHAEL PATRICK GEORGE
Michael Patrick George
Chairman, President, Chief Executive Officer & Chief Financial Officer

Exhibits Index:

Exhibit
Number	Description
99.1	Press release, issued March 1, 2004